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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 15, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

             TEXAS                                    74-1611874
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)

  15835 Park Ten Place Drive                             77084
        Houston, Texas                                (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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


EXHIBIT 99.1      PRESS RELEASE DATED APRIL 15, 2004

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT APRIL 15, 2004


ITEM 5.

     On April 14, 2004 the Company announced that as advised in its Form 8-K filed on March 16, 2004, ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI") will suspend the VICKSBURG contract upon completion of drilling on the current platform which is expected to be early to mid May 2004, at which time, the rig will be immediately moved to Thailand to commence an approximate five-months drilling program for Chevron Offshore (Thailand) Limited
("Chevron"). EMEPMI will reinstate the VICKSBURG contract immediately upon the rig being redelivered to Malaysia after completing the Chevron drilling program. The EMEPMI drilling commitment will include the estimated five months suspension period plus, an additional twelve months for a total of seventeen months commencing in November 2004. EMEPMI retains its right to terminate the contract with at least 120 days notice period. The Company also announced that the RICHMOND has been awarded a contract by Helis Oil & Gas Company, L.L.C. to drill four firm wells plus options for drilling four additional wells. A copy of the press release announcing these contract is filed with this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD EAGLE is in the process of completing its one firm well commitment for Apache Energy Limited in Australia and upon completing this well, the rig will immediately commence its drilling program for BHP Billiton
Petroleum Pty. Ltd. ("BHP") which now includes three firm wells after BHP exercised the first of three option wells. The drilling of these three firm wells should take approximately 75 days to complete.

     Additional information with respect to the Company's Contract Status Summary at April 15, 2004 is attached hereto as Exhibit 99.2 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATWOOD OCEANICS, INC.
                                     (Registrant)



                                     /s/ James M. Holland
                                     James M. Holland
                                     Senior Vice President

                                     DATE: April 15, 2004


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                                  EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION

99.1     Press Release dated April 15, 2004

99.2     Contract Status Summary at April 15, 2004

                                                                   EXHIBIT 99.1
Houston, Texas
15 April 2004

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that as stated in the Form 8-K filed on March 16, 2004 that ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI") and the Company will suspend the VICKSBURG contract upon completion of drilling on the current platform, which is expected to be early to mid May 2004, at which time, the rig will be immediately moved to Thailand to commence an approximately five months drilling program for Chevron Offshore (Thailand) Limited
("Chevron"). EMEPMI will reinstate the VICKSBURG contract immediately upon the rig being redelivered to Malaysia after completing the Chevron drilling program. The EMEPMI drilling commitment will include the estimated five months suspension period plus an additional twelve months, for a total of seventeen months commencing in November 2004. EMEPMI retains its right to terminate the contract with at least 120 days notice. The rig's current dayrate is $64,500, with the Chevron contract providing for a dayrate of $66,500. The dayrate once the rig returns to EMEPMI will be $63,500. The VICKSBURG will remain on dayrate during the periods required to move the rig from Malaysia to Thailand and back to Malaysia.

     The Company also announced that the RICHMOND has been awarded a contract by Helis Oil & Gas Company, L.L.C. ("Helis") to drill four firm wells plus options for drilling four additional wells. The rig will move to the first Helis drilling location immediately upon completing its current contract with Bois D'Arc Offshore Ltd., which should be completed in late June 2004. The drilling of the four firm wells is expected to take around 120 to 150 days to complete and if all four option wells are drilled, the contract could extend for around 240 to 300 days.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



                                                           Contact:  Jim Holland
                                                                  (281) 749-7804



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

                                                        EXHIBIT 99.2
                                           ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                   CONTRACT STATUS SUMMARY
                                                      AT APRIL 15, 2004


NAME OF RIG             LOCATION             CUSTOMER                   CONTRACT STATUS
-----------             --------             ----------                 ----------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig is currently drilling the last well under its
                                             CO. LTD. ("JED")           two well contract with for JED.  The drilling of the
                                                                        second well should be complete in April/May 2004.
                                                                        Immediately upon completing the JED contract, the rig
                                                                        will be moved to China to drill one well for Husky Oil
                                                                        China Ltd.  Additional work is currently being pursued
                                                                        in Southeast Asia to follow the Husky well.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          APACHE ENERGY  LIMITED     The rig is in the process of completing its one firm
                                             ("APACHE") AND             well with Apache and upon completing operations on this
                                             BHP BILLITON PETROLEUM     well, the rig will immediately commence the drilling
                                             PTY. LTD. ("BHP")          program for BHP which now includes three firm wells
                                                                        after BHP exercised the first of three option wells.
                                                                        The drilling of these three firm wells should take
                                                                        approximately 75 days to complete.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on June 29, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004 the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which includes the drilling of two firm wells
                                                                        plus options to drill an additional four wells.
                                                                        Drilling of the two firm wells is expected to take 45
                                                                        to 60 days to complete and if all option wells are
                                                                        drilled, the drilling program could extend from around
                                                                        150 to 180 days.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.


CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a drilling program
                                            PRODUCTION MALAYSIA INC.    (with an option by EMEPMI for one additional year).
                                            ("EMEPMI")                  The current contract will be suspended upon completion
                                                                        of drilling on the current platform (estimated to be
                                                                        early to mid May 2004).  Immediately upon completing
                                                                        its current drilling program, the rig will be moved to
                                                                        Thailand to commence a drilling program for Chevron
                                                                        Offshore (Thailand) Limited.  This program is expected
                                                                        to take approximately five months to complete, at
                                                                        which time, the rig will be moved back to Malaysia
                                                                        whereby EMEPMI will reinstate the rig's contract.  The
                                                                        EMEPMI drilling commitment will include the estimated
                                                                        five months suspension period plus an additional
                                                                        twelve months, for a total of seventeen months
                                                                        commencing in November 2004. EMEPMI retains it right
                                                                        to terminate the contract with at least 120 days
                                                                        notice.


ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      The rig is drilling the fifth of eight wells for
                                            BHD. ("PETRONAS")           Petronas.  This drilling program is expected to take
                                                                        until late June 2004 to complete.  Contract
                                                                        opportunities for additional work following completion
                                                                        of the Petronas contract are being pursued in Malaysia
                                                                        as well as other areas outside of Malaysia.
SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      BOIS D'ARC OFFSHORE LTD.   In late March 2004, the rig commenced a drilling
                          GULF OF MEXICO     ("BOIS")                   program for Bois which is expected to take
                                                                        approximately 90 days to complete.  Immediately upon
                                                                        completion of the Bois contract, the rig will commence
                                                                        a drilling program for Helis Oil & Gas Company, L.L.C.
                                                                        which includes the drilling of four firm wells plus
                                                                        options to drill four additional wells.  The drilling
                                                                        of the four firm wells is expected to take around 120
                                                                        to 150 days to complete and if all four option wells
                                                                        are drilled, the contract could extend for around 240
                                                                        to 300 days.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
